Exhibit 10.1

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

AMONG

STERLING CHECK CORP.,

THE FOUNDER STOCKHOLDERS,

THE GS STOCKHOLDERS

AND

THE OTHER STOCKHOLDERS PARTY HERETO

DATED: SEPTEMBER 22, 2021

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

THIS AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT is entered into as of September 22, 2021, by and among Sterling Check Corp. (formerly known as Sterling Ultimate Parent Corp.), a Delaware corporation, William Greenblatt, an individual (“Founder”), the other stockholders of the Company identified on the signature pages hereto as “Founder Stockholders” (collectively with Founder, the “Founder Stockholders”), Broad Street Principal Investments, L.L.C., a Delaware limited liability company (“GS”), Checkers Control Partnership, L.P., a Delaware limited partnership (“GS Single Asset Fund” and collectively with GS and the other stockholders of the Company identified on the signature pages hereto as “GS Stockholders”, the “GS Stockholders”), and the other stockholders of the Company identified on the signature pages hereto. Founder, together with the Founder Stockholders, the GS Stockholders and the other stockholders of the Company identified on the signature pages hereto are referred to herein collectively as the “Stockholders” and individually as a “Stockholder.”

WHEREAS, the Company and the Stockholders as of the date hereof are parties that certain Stockholders’ Agreement, dated as of June 19, 2015 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Original Stockholders’ Agreement”);

WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to effect a Qualified IPO and, in anticipation thereof, the Company, the Founder Stockholders and the GS Stockholders desire to amend and restate the terms of the Original Stockholders’ Agreement as set forth herein, effective upon the pricing date of the initial Public Offering; and

WHEREAS, pursuant to Section 8.4 of the Original Stockholders’ Agreement, the Company, the Founder Stockholders and the GS Stockholders are authorized to amend and restate the Original Stockholders’ Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS

For all purposes of this Agreement, capitalized terms specified in Exhibit A shall have the meanings set forth in Exhibit A.

2. IPO; REGISTRATION RIGHTS

2.1 Initial Public Offering.

GS Single Asset Fund shall have the right to cause the Company to effect a Qualified IPO. In connection with a Qualified IPO and any subsequent Underwritten Offering, the Stockholders shall have the registration rights set forth in Section 2.2.

2.2 Registration Rights.

(a) In the event that the Company proposes to register any Registrable Securities under the Securities Act in connection with a public offering (for its own account or for the account of any other Stockholder) on any form other than Form S-4 or Form S-8 (or any successor forms), including in a Demand Registration, the Company shall give each of the Stockholders written notice thereof as soon as practicable but in no event less than 30 days prior to the anticipated filing of such registration statement, which notice shall set forth the date that the Company intends to file such registration statement, a good faith estimate of the offering price, and such Stockholder’s rights under this Section 2.2, and shall offer such Stockholder the opportunity to include in such registration statement the number of Registrable Securities as each Stockholder may request, subject to any cutbacks provided in this Section 2.2. Upon the request of any Stockholder made within 30 days (or 15 days if the Company states in written notice or gives telephonic notice to each Stockholder, with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date) after such notice is given (which request shall specify the number of Registrable Securities requested to be registered by such Stockholder), the Company shall use its reasonable best efforts to include in such registration all Registrable Securities requested in writing to be included therein, subject to the limitations set forth in this Section 2.2; provided, that (x) if such registration involves a Public Offering, all such Stockholders requesting their Registrable Securities to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected pursuant to the terms of this Agreement on the same terms and conditions as apply to the Company or any other seller and (y) if at any time after giving notice of its intention to register any Registrable Securities pursuant to this Section 2.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Stockholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration under this Section 2.2 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2.3. Any Stockholder who has requested to be included in such registration pursuant to this Section 2.2 shall have the right to withdraw such Stockholder’s request for inclusion of Registrable Securities in such registration statement at any time prior to the effective date of such registration statement by giving written notice to the Company of its request to withdraw.

(b) If, in connection with a proposed registration by the Company, the managing underwriter for such offering advises the Company that in its good faith opinion the inclusion of any Registrable Securities requested to be included therein exceeds the number of securities that can be sold in such offering without adversely affecting the marketability thereof such that the Registrable Securities will be sold below an acceptable price to the Company (or, in the case of a Demand Registration, the Demanding Stockholder), then (i) in the case of a registration other than a Demand Registration, any Registrable Securities to be sold by the Company for its own account shall have priority over any Registrable Securities to be sold by the Stockholders, and Registrable Securities shall be included in such registration pro rata among the Stockholders based on the number of Registrable Securities owned by each Stockholder exercising similar registration rights, (ii) in the case of a Demand Registration for which Founder is the Demanding Stockholder, any Registrable Securities to be sold by the Founder Stockholders and the Scheduled Stockholders shall have priority over any Registrable Securities to be sold by the GS Stockholders and any other Stockholders, and Registrable Securities shall be included in such registration pro rata among the Founder Stockholders and the Scheduled Stockholders based on the number of Registrable Securities owned by each such Stockholder exercising registration rights, and thereafter among the GS Stockholders based on the number of Registrable Securities owned by each GS Stockholder exercising registration rights, and thereafter among any other Stockholders based on the number of Registrable Securities owned by each other Stockholder exercising registration rights, and (iii) in the case of a Demand Registration for which GS is the Demanding Stockholder, any Registrable Securities to be sold by the GS Stockholders and the Scheduled Stockholders shall have priority over any Registrable Securities to be sold by the Founder Stockholders and any other Stockholders, and Registrable Securities shall be included in such registration pro rata among the GS Stockholders and the Scheduled Stockholders based on the number of Registrable Securities owned by each such Stockholder exercising registration rights, and thereafter among the Founder Stockholders based on the number of Registrable Securities owned by each Founder Stockholder exercising registration rights, and thereafter among any other Stockholders based on the number of Registrable Securities owned by each other Stockholder exercising registration rights. Furthermore, if the managing underwriter for such offering determines that the inclusion of management Equity Securities would adversely affect the marketability of such offering, the rights of such management Stockholder to include its Registrable Securities shall be deferred until such time as their inclusion would not adversely affect an offering.

(c) The Company shall bear the costs of each registration in which the Stockholders participate pursuant to this Section 2.2 or Section 2.3, including the Registration Expenses. As a condition to the inclusion of Registrable Securities in any registration, the Stockholders and the Company shall execute an underwriting agreement or similar agreement in customary form reasonably acceptable to the Company and the underwriter(s), if any, for such offering. In connection with its registration obligations under this Section 2, the Company shall take all customary and appropriate actions to facilitate the resale of the Registrable Securities, including, without limitation, maintaining the effectiveness of each registration statement hereunder for a minimum period of 180 days or such shorter period as may be required to effect the distribution contemplated thereby, by obtaining qualifications or exemptions under applicable blue sky laws, and by causing the Registrable Securities (if eligible) to be listed on a national securities exchange.

2.3 Demand Registrations.

(a) At any time after the expiration of the period during which the lead managing underwriter of the Qualified IPO shall have prohibited the Company from effecting any other public sale or distribution of securities (but in no event more than 180 days after the effective date of the registration statement), Founder and GS (each, a “Demanding Stockholder”) may each make a written request to register, and the Company shall effect the registration under the Securities Act of, any or all of the Registrable Securities held by such Demanding Stockholder, the other Founder Stockholders (if Founder is the Demanding Stockholder) or GS Stockholders (if GS is the Demanding Stockholder), and their Permitted Transferees (such registration, a “Demand Registration”); provided, that the Company shall not be obligated to effect a Demand Registration unless the aggregate gross proceeds expected to be received from the sale of Registrable Securities requested to be included in such Demand Registration equals or exceeds $20 million; provided, further, that the Company shall not be obligated to effect (i) more than two Demand Registrations at the request of Founder and (ii) more than five Demand Registrations at the request of GS.

(b) No Demand Registration shall be deemed to have occurred for purposes of this Section 2.3 if the registration statement relating thereto (i) does not become effective, or (ii) is not maintained for at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such registration statement have actually been sold (provided, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration statement at the request of the Company or any underwriter pursuant to the provisions of this Agreement).

(c) If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such Registrable Securities in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering such that the shares will be sold below an acceptable price to the Demanding Stockholder (including securities proposed to be included by other holders of securities entitled to include securities in such registration statement pursuant to Section 2.2), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated in accordance with Section 2.2(b).

(d) To the extent the Company is eligible to file a registration statement on Form S-3 or is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration request is submitted to the Company, such Demanding Stockholder shall have the right to further request pursuant to such Demand Registration that the Company file a shelf registration statement (a “Shelf Registration Statement”) on Form S-3, and the Company shall file a Shelf Registration Statement that covers those Registrable Securities that are requested to be registered pursuant to Section 2.3(a). The Company shall use its reasonable best efforts (i) to remain eligible to file a registration statement on Form S-3 and, as applicable, (ii) to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Shelf Registration Statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the Shelf Registration Statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the Shelf Registration Statement has been outstanding for at least three years, at the end of the third year the Company shall re-file a new Shelf Registration Statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to maintain an effective registration statement during the period during which such registration statement is required to be kept effective, including filing post-effective amendments to the existing shelf registration statement or filing a new shelf registration statement on Form S-3 and, if such form is not available, Form S-1. Similarly, at any time when the Company maintains a non-automatic shelf registration statement on Form S-3, if the Company determines it is no longer eligible to use Form S-3, the Company shall use its reasonable best efforts to maintain an effective registration statement during the period during which such registration statement is required to be kept effective, including filing a new registration statement on Form S-1. If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Stockholders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Stockholders) in order to ensure that the Stockholders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

(e) In no event shall the Company be required to effect more than one Demand Registration hereunder within any three-month period, other than pursuant to Section 2.3(d).

(f) Upon receipt of a valid request to effect a Demand Registration, the Company shall as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies, and shall use its commercially reasonable efforts to cause such registration statement to become effective as soon as possible thereafter.

(g) Upon notice to the Demanding Stockholder, the Company may postpone effecting a registration pursuant to this Section 2.3 on one occasion during any period of twelve consecutive months for a reasonable time specified in the notice, but not exceeding 90 days, if based on the reasonable judgment of the Board of Directors, (i) the filing or effectiveness of the registration statement would materially adversely affect or materially interfere with a bona fide material financing of the Company or any of its subsidiaries or any material transaction under consideration by the Company or (ii) such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time because its disclosure would materially adversely affect the Company; provided that if the Company exercises its right to withdraw the filing or the effectiveness of a registration statement for a Demand Registration then the Demanding Stockholder may withdraw its request for such demand (and such request will not count as one of the Demanding Stockholder’s Demand Registrations).

(h) Notwithstanding anything to the contrary in this Agreement, if any Demanding Stockholder wishes to engage in an underwritten block trade or similar transaction with a two-day (or shorter) marketing period (collectively, an “Underwritten Block Trade”) off of a Shelf Registration Statement (either through filing an automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then such Demanding Stockholder shall provide reasonable advance notice (and no less than 24 hours’ notice) to the Company and the other Demanding Stockholder of the Underwritten Block Trade prior to the day such offering is to commence, and the other Demanding Stockholder must notify the first Demanding Stockholder on the day such offering is to commence as to its election whether or not to participate pro rata (or less), and the Company shall as expeditiously as possible, but subject to Sections 2.3(d) and 2.3(e), use its commercially reasonable efforts to facilitate such Underwritten Block Trade (which may close as early as three Business Days after the date it commences); provided that the Demanding Stockholder requesting such Underwritten Block Trade, and, if it has elected to participate, the other Demanding Stockholder, shall each use its commercially reasonable efforts to work with the Company and the underwriters in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade and provide all closing and other customary documentation. In the event a Demanding Stockholder requests such an Underwritten Block Trade, notwithstanding anything to the contrary in this Agreement, any holder of Registrable Securities other than a Demanding Stockholder shall have no right to notice of or to participate in such Underwritten Block Trade. Notwithstanding anything to the contrary herein, an Underwritten Block Trade shall not count as a Demand Registration and shall not require any minimum anticipated offering price.

2.4 Registration Procedures. Whenever Stockholders request that any Registrable Securities be registered pursuant to Section 2.2 or 2.3, subject to the provisions of such Sections, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable and in connection with any such request:

(a) The Company shall as expeditiously as possible (and in any event within 45 days after the receipt by the Company of a Demand Registration request) prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof; and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days, or in the case of a shelf registration statement, three years (or such shorter period in which all of the Registrable Securities of the Stockholders electing to register Registrable Securities included in such registration statement shall have actually been sold thereunder).

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto (other than any report filed pursuant to the Exchange Act that is incorporated by reference therein), the Company shall, if requested, furnish to each participating Stockholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed and thereafter the Company shall furnish to such Stockholder and underwriter, if any, copies of each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder. Each Stockholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Stockholder and the Company shall use its reasonable best efforts to comply with such request; provided, that the Company shall not have any obligation to modify any information if the Company reasonably believes that so doing would cause the prospectus to contain an untrue statement of a material fact, omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or omit a statement required by applicable law.

(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Stockholders requesting registration thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Stockholder holding Registrable Securities covered by such registration statement of any stop order or any suspension of effectiveness of such registration statement issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Stockholder holding such Registrable Securities reasonably (in light of such Stockholder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and its subsidiaries and do any and all other acts and things that may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition of the Registrable Securities owned by such Stockholder; provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.4(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company shall immediately notify each Stockholder holding Registrable Securities covered by such registration statement, at any time when any prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Stockholder and file with the SEC any such supplement or amendment.

(f) Except in connection with a Demand Registration, in which case the Stockholder exercising its rights pursuant to Section 2.3 shall select, the Majority Registering Stockholders in such registration statement shall have the right to select the underwriter or underwriters; provided, that any such underwriter is reasonably acceptable to the Majority Registering Stockholders and the Company. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(g) The Company shall make available for inspection by any Stockholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Article 2 and any attorney, accountant or other professional retained by any such Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility and cause the Company’s and its subsidiaries’ officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement, including such opportunities to discuss the business of the Company and its subsidiaries with their respective directors, officers and employees and the independent public accountants who have certified the Company and its subsidiaries’ financial statements. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is requested by any regulatory or self-regulatory authority or examiner. Each Stockholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Equity Securities unless and until such information is made generally available to the public. Each Stockholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h) The Company shall use its reasonable best efforts to furnish to each Stockholder offering any Registrable Securities in a Public Offering and to each such underwriter, if any, a signed counterpart, addressed to such Stockholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each at customary time and in customary form and covering such matters of the kind customarily covered by such opinions or comfort letters, as the case may be, and such matters as may be reasonably requested by holders of the Majority Registering Stockholders and the underwriter(s).

(i) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement that satisfies the provisions of Rule 158 under the Securities Act.

(j) The Company may require each such Stockholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

(k) Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(c)(iii) or Section 2.4(e), such Stockholder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until, in the case of Section 2.4(c)(iii), its receipt of notice from the Company that such stop order or suspension of effectiveness is no longer in effect, and in the case of Section 2.4(e), such Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) and, if so directed by the Company, such Stockholder shall deliver to the Company (at the Company’s expense) all copies, other than any permanent file copies then in such Stockholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.4(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(c)(iii) or Section 2.4(e), as applicable, to the date when the Company shall, in the case of Section 2.4(c)(iii), give notice that such stop order or suspension of effectiveness is no longer in effect, and in the case of Section 2.4(e), make available to such Stockholder a prospectus supplemented or amended to conform with the requirements of Section 2.4(e) and, if the Company shall not so extend such period and such registration statement is the result of exercise of a Demand Registration, the Demanding Stockholder’s request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for Demand Registration to which such Demanding Stockholder is entitled pursuant to Section 2.3.

(l) The Company shall use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which the shares of Common Stock are then listed or traded, or, if the shares are not then listed, to use its reasonable best efforts to (1) cause all such Registrable Securities to be listed on a national securities exchange or (2) secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) “national market system security” within the meaning of Rule 11Aa2-1 of the SEC or (3) failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with FINRA.

(m) The Company shall have appropriate officers of the Company (i) prepare a registration statement, a prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions and due diligence sessions) and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n) The Company shall not effect or permit to occur any combination or subdivision of Equity Securities which would adversely affect the ability of the Stockholders to include any Registrable Securities in any registration contemplated herein or the marketability of such Registrable Securities in any such registration.

(o) The Company shall promptly deliver to counsel to the Stockholders participating in any registration and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to such registration statement.

(p) The Company shall cooperate with each Stockholder participating in any registration and each underwriter, and their respective counsel, in connection with any filings required to be made with FINRA and any securities exchange on which such Registrable Securities are traded or will be traded.

(q) The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

(r) The Company shall provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement, and provide the applicable transfer agents with printed certificates for the Registrable Securities if the Registrable Securities are then issuable in certificated form.

(s) The Company shall take all action to ensure that any free writing prospectus utilized in connection with any registration covered by Article 2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.

(t) The Company shall cooperate with the managing underwriter(s) and the Stockholders participating in a registration to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Stockholders participating in such registration at least five Business Days prior to any sale of Registrable Securities and instruct any transfer agent or registrar of Registrable Securities to release any stop transfer orders in respect thereof.

(u) If any registration statement or comparable statement under “blue sky” laws refers to any Stockholder by name or otherwise as the holder of any securities of the Company, then such Stockholder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Stockholder and the Company, to the effect that the holding by such Stockholder of such securities is not to be construed as a recommendation by such Stockholder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Stockholder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Stockholder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Stockholder.

(v) If any of the Stockholders or any of its Affiliates (each a “Selling Entity”) could reasonably be deemed to be an “underwriter” as defined in Section 2(a)(11) of the Securities Act in connection with any registration of the Company’s securities held by any Selling Entity pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement a “Selling Entity Underwriter Registration Statement”), then the Company (A) agrees that (1) the indemnification and contribution provisions contained in Sections 2.5, 2.7 and 2.8 shall apply to, and (2) the representations and warranties of the Company in the underwriting agreement shall be made for, the benefit of each Selling Entity in its role as an underwriter or deemed underwriter in addition to its capacity as a holder of Registrable Securities and (B) will cooperate with such Selling Entity in allowing such Selling Entity to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at the request of such Selling Entity, the Company will furnish to such Selling Entity, on the date of the effectiveness of any Selling Entity Underwriter Registration Statement and thereafter from time to time on such dates as such Selling Entity may reasonably request, (x) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Selling Entity, and (y) an opinion, dated as of such date, of counsel representing the Company for purposes of such Selling Entity Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Selling Entity. The Company will also permit legal counsel to such Selling Entity to review and comment upon any such Selling Entity Underwriter Registration Statement at least five Business Days prior to its filing with the SEC and all amendments and supplements to any such Selling Entity Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any Selling Entity Underwriter Registration Statement or amendment or supplement thereto in a form to which such Selling Entity’s legal counsel reasonably objects.

2.5 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder holding Registrable Securities included in a registration statement, such Stockholder’s Affiliates and such Stockholder’s and such Stockholder’s Affiliates’ respective officers, directors, employees, partners and agents and each Person, if any, who “controls” any of the Persons listed above within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free-writing prospectus (as defined in Rule 405 under the Securities Act), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Stockholder or on such Stockholder’s behalf expressly for use therein; provided, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Stockholder and it was the responsibility of such Stockholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who “controls” such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Stockholders provided in this Section 2.5.

2.6 Indemnification by Participating Stockholders. Each Stockholder holding Registrable Securities included in any registration statement agrees, in its capacity as a stockholder, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who “controls” the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Stockholder, but only with respect to information furnished in writing by such registering Stockholder or on such Stockholder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or free writing prospectus. Each such Stockholder also agrees, in its capacity as a stockholder, to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who “controls” such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.6. As a condition to including Registrable Securities in any registration statement filed in accordance with this Article 2, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. Each Stockholder holding Registrable Securities included in any registration statement also agrees, in its capacity as a stockholder, to indemnify and hold harmless all prospective sellers and other Stockholders holding Registrable Securities in such registration statement, their respective Affiliates, officers, directors, employees, partners and agents and each Person, if any, who “controls” any of the Persons listed above within, the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as provided above with respect to indemnification of the Company and underwriters. No Stockholder shall be liable under this Section 2.6 for any Damages in excess of the net proceeds realized by such Stockholder in the sale of Registrable Securities of such Stockholder to which such Damages relate.

2.7 Conduct of` Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 2, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and shall assume the payment of all fees and expenses; provided, that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify; provided, further, that the Indemnified Party shall have the right to assume the defense of any proceeding and the Indemnifying Party shall be liable for any fees and expenses therefor if (a) the Indemnifying Party fails to provide the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party will have the adequate financial resources to defend against the proceeding and fulfill its indemnification obligations hereunder, (b) the Indemnifying Party fails to defend diligently the proceeding within 10 days after receiving notice of such failure from such Indemnified Party, (c) the Indemnifying Party fails to notify the Indemnified Party in writing, within 15 days after the Indemnified Party has given notice of the proceeding, that the Indemnifying Party will indemnify the Indemnified Party from and against all Damages the Indemnified Party may suffer caused by or relating to such claim, (d) such Indemnified Party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defenses available to such Indemnified Party or other Indemnified Parties which are not available to the Indemnifying Party or (e) such Indemnified Party reasonably shall have concluded (upon advice of its counsel) that, with respect to such claims, the Indemnified Party and the Indemnifying Party may have different, conflicting, or adverse legal positions or interests. In any proceeding as to which the Indemnifying Party shall have the right to assume, and shall have assumed, the defense thereof any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Damages (to the extent stated above) by reason of such settlement or judgment; provided, that, in the case where the Indemnifying Party shall have failed to take any of the actions listed in clauses (a), (b) or (c) above in this Section 2.7, the Indemnified Party shall have the right to compromise or settle such proceeding on behalf of and for the account, expense, and risk of the Indemnifying Party and the Indemnifying Party shall remain responsible for any Damages the Indemnified Party may suffer caused by or relating to such proceeding to the fullest extent provided herein. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional and irrevocable release of such Indemnified Party from all liability arising out of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

2.8 Contribution. If the indemnification provided for in this Article 2 is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Stockholders holding Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Stockholders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Stockholders, on the one hand, and of such underwriters, on the other, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company, on the one hand, and each such Stockholder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Stockholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Stockholders, on the one hand, and such underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Stockholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Stockholders, on the one hand, and of such underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Stockholders or by such underwriters. The relative fault of the Company, on the one hand, and of each such Stockholder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation (even if the underwriters were treated as one entity, for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds, the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Stockholder were offered to the public exceeds the amount of any Damages that such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Stockholder’s obligation to contribute pursuant to this Section 2.8 is several in the proportion that the proceeds of the offering received by such Stockholder bears to the total proceeds of the offering received by all such Stockholders and not joint.

2.9 Cooperation by the Company. If any Stockholder shall transfer any Registrable Securities pursuant to Rule 144 or 144A or Regulation S under the Securities Act, the Company shall use its reasonable best efforts to cooperate with such Stockholder. After the Qualified IPO, the Company covenants that, at its own expense, it will file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Stockholder, the Company, at its own expense, will promptly deliver to such Stockholder (i) a written statement as to whether it has complied with such requirements (and such Stockholder shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents as such Stockholder may reasonably request in order to avail itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

2.10 Underwritten Offering. No Stockholder may participate in any Public Offering hereunder unless such Stockholder (i) agrees to sell such Stockholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

2.11 No Inconsistent Agreements; Limitations on Subsequent Registration Rights.

(a) The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Article 2 or otherwise conflicts with the provisions of this Article 2, other than any customary lock-up agreement with the underwriters in connection with any offering effected hereunder. The Company warrants that the rights granted to the Stockholders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.

(b) Except with the prior written consent of GS and Founder, the Company shall not enter into an agreement that grants a holder or prospective holder of any securities of the Company demand or piggyback registration rights that by their terms are more favorable to the registration rights granted to the Stockholders in this Agreement. Notwithstanding the foregoing, if after the date of this Agreement the Company enters into any other agreement with respect to the registration of any of its Equity Securities, and the terms contained therein are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement (insofar as they are applicable) with respect to the Stockholders, then the terms of this Agreement shall immediately be deemed to have been amended without further action by the Company or the Stockholders so that the Stockholders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

(c) Except with the prior written consent of Stockholders holding a majority of the outstanding Registrable Securities, the Company shall not enter into an agreement that grants a holder or prospective holder of any securities of the Company demand or piggyback registration rights that are by their terms equivalent to the registration rights granted to the Stockholders in this Agreement.

2.12 Opt-Out Requests. Each Stockholder shall have the right, at any time and from time to time after the initial Public Offering of the Common Stock of the Company (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Company or any other Stockholders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Stockholder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement, during the effective time of the Opt-Out Request, (A) the Company and other Stockholders shall not be required to, and shall not, deliver any notice or other information required to be provided to Stockholders hereunder to the extent that the Company or such other Stockholders reasonably expect would result in a Stockholder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, and (B) such Stockholder shall not be obligated to execute the lock-up agreement referred to in Section 3 below. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Stockholder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Stockholder to issue and revoke subsequent Opt-Out Requests; provided that each Stockholder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

2.13 Termination of Registration Rights. The rights of any Stockholder under this Article 2 (other than the provisions of Sections 2.5 through 2.8 applicable to such Stockholder with respect to any prior offering of Registrable Securities) shall terminate when such Stockholder ceases to own any Registrable Securities.

3. MARKET STAND-OFF AGREEMENT

3.1 In the event of an Underwritten Offering, the Company and, except as otherwise provided in Section 2.12, each Stockholder will execute an agreement with the underwriter(s) in form and substance as is customarily executed in similar transactions (including, without limitation, customary indemnification provisions and the provisions of this Section 3). If requested by an underwriter of Equity Securities, the Company and, except as otherwise provided in Section 2.12, each Stockholder shall not sell or otherwise transfer or dispose of any Equity Securities held by the Company or such Stockholder (other than those included in the registration), as applicable, commencing on the date that the Company holds an initial organization meeting with respect to such Underwritten Offering and ending (i) in the case of the initial Public Offering of the Common Stock (or other Equity Securities) of the Company, on the expiration of the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such lesser period as the managing underwriter may require), and (ii) in the case of any subsequent Public Offering of the Common Stock (or other Equity Securities) of the Company, on the expiration of the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such other period as the managing underwriter may require). The Company may impose stop-transfer instructions with respect to the Equity Securities subject to the foregoing restriction until the end of the applicable 180-day or 90-day period described above, or such lesser time as the underwriter(s) shall agree.

3.2 The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

4. MISCELLANEOUS

4.1 Specific Performance.

With respect to Sections 2 and 3, in addition to any other remedies that the Stockholders may have at law or in equity, the Company and the Stockholders hereby acknowledge that the harm that might result to the Stockholders from breaches by the Company or the Stockholders of their respective obligations cannot be adequately compensated by damages. Accordingly, the Company and each Stockholder agrees that each other Stockholder shall have the right to have all obligations and undertakings set forth in Sections 2 and 3 specifically performed by the Company or the other Stockholders, as the case may be, and that any other Stockholder shall have the right to obtain an order or decree of such specific performances in any of the courts of the United States of America or of any state or other political subdivision thereof.

4.2 Assignment.

Neither the Company nor any Stockholder shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, unless (a) such Person shall have obtained the prior written consent of the Company or (b) such assignment is in connection with a transfer of Equity Securities to a Permitted Transferee. For avoidance of doubt, GS Single Asset Fund shall be entitled to assign this Agreement, in whole or in part, to GS or any of its Affiliates (other than the Company and its subsidiaries) at any time; provided, however, that no assignment shall limit GS Single Asset Fund’s obligations hereunder and GS shall remain liable for any obligations of GS Single Asset Fund hereunder. Any purported assignment of this Agreement contrary to the terms hereof shall be null and void and of no force and effect.

4.3 Entire Agreement Amendment.

(a) This Agreement, including the Exhibit hereto, constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein. This Agreement may not be amended without the written consent of the Company, GS and the Stockholders comprising at least 51% of the Equity Securities.

(b) The Agreement shall not be amended (including by means of a waiver) in any manner that, by its express terms, has a disproportionate adverse effect on the rights, obligations, powers or interest of any Stockholder relative to other Stockholders in their capacities as such, without the consent of the Stockholder so disproportionately affected. No amendment that would impose new and additional transfer restrictions or limit the registration rights of a Stockholder shall be made without the consent of such Stockholder.

4.4 Waiver.

No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein. No waiver shall be provided to any Stockholder of any provision herein which could not be made by means of an amendment.

4.5 No Third Party Beneficiaries.

It is the explicit intention of the parties hereto that, except with respect to an indemnification claim in accordance with the terms of this Agreement, no Person other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns. Notwithstanding the foregoing, (i) each Selling Entity is an intended third party beneficiary of Section 2.4(v) and shall be entitled to enforce such provision directly and (ii) each of the Affiliates of GS (other than the Company and its subsidiaries), including Goldman, Sachs & Co. (“Goldman Sachs”), is an intended third party beneficiary of the provisions of Sections 4.12 and 4.13 and shall be entitled to enforce such provisions directly.

4.6 Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

4.7 Governing Law.

This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof that would apply the laws of another jurisdiction).

4.8 Notices.

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by reputable overnight courier, or sent by electronic transmission (provided a copy is also sent in another manner permitted by this Section 4.8), addressed as follows:

Notices to any of the GS Stockholders:

c/o Broad Street Principal Investments, L.L.C.

200 West Street

New York, New York 10282

Attention: Chris Crampton and Will Chen

E-mail: chris.crampton@gs.com and will.chen@gs.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Christopher Ewan and Andrea Gede-Lange

E-mail: christopher.ewan@friedfrank.com and

              andrea.gede-lange@friedfrank.com

Notices to the Company:

Sterling Check Corp.

1 State Street Plaza, 24th Floor

New York, New York 10004

Attention: General Counsel

E-mail: steve.barnett@sterlingcheck.com

with a copy (which shall not constitute notice) to:

c/o Broad Street Principal Investments, L.L.C.

200 West Street

New York, New York 10282

Attention: Chris Crampton and Will Chen

Facsimile: (212) 357-5505

E-mail: chris.crampton@gs.com and will.chen@gs.com

and with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Christopher Ewan and Andrea Gede-Lange

E-mail: christopher.ewan@friedfrank.com and

andrea.gede-lange@Friedfrank.com

Notices to any of the Founder Stockholders:

c/o William Greenblatt

Montague Street Capital

381 Park Avenue South, Suite 1001

New York, New York 10016

E-mail: bill.greenblatt@montaguestreetcapital.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Sean P. Griffiths

E-mail: sgriffiths@gibsondunn.com

Notices to each other Stockholder, to the address set forth on such Stockholder’s signature page to this Agreement.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted by courier or sent by facsimile or electronic transmission in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

4.9 Expenses.

Each Stockholder shall bear its own costs and expenses incurred in connection with the negotiation of this Agreement and other arrangements entered into in connection herewith, including any employment or contribution agreements.

4.10 Confidentiality.

Each Stockholder will, and will cause its representatives and agents to, keep confidential, and not use, except in connection with any employment relationship with the Company or any of its subsidiaries, all information which, prior to, on or after the date hereof, has been furnished to such Stockholder by or on behalf of the Company, any subsidiary of the Company or any representative or agent of any of the foregoing. The provisions of this Section 4.10 shall not apply to the disclosure or use of any information, documents or materials (a)(i) which are or become generally available to the public other than as a result of disclosure by such Stockholder or representative or agent of such Stockholder in violation of this Section 4.10, or (ii) which were in such Stockholder’s possession prior to it being furnished to it by or on behalf of the Company or any of its subsidiaries; (b) required by applicable law to be disclosed by such Stockholder or its representatives or agents (but in such case the applicable Stockholder shall provide the Company with written notice of such Stockholder’s intention to disclose such information as promptly as reasonably practicable, unless prohibited by law, so that the Company may seek to challenge such disclosure in a court of law); or (c) necessary to establish such Stockholder’s rights under this Agreement.

4.11 Execution in Counterparts.

To facilitate execution, this Agreement may be executed in as many counterparts as may be required and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Facsimile and .pdf signatures shall constitute original signatures for all purposes of this Agreement.

4.12 No Publicity.

The Company shall not, and shall ensure that its subsidiaries and its and their respective officers, directors, managers, employees and other representatives do not, without the prior written consent of GS and its Affiliates, in each instance, (i) use in advertising, publicity or otherwise the name of GS or any of its Affiliates, including Goldman Sachs, or the name of any officer, director, partner, member, manager or employee of GS, Goldman Sachs or any of their Affiliates, nor any trade name, trademark, trade device, logo, service mark or symbol or any abbreviation, contraction or simulation thereof owned or used by GS or any of its Affiliates, including Goldman Sachs, or (ii) represent, directly or indirectly, that any product or any service provided by the Company or any of its subsidiaries has been approved, endorsed, recommended or provided by, or in association with, GS or any of its Affiliates, including Goldman Sachs.

4.13 Company Logo.

The Company grants GS and each of its Affiliates, including Goldman Sachs, permission to use the name and logo of the Company and each of its subsidiaries in its or their marketing materials. GS or its Affiliate, as applicable, shall include a trademark attribution notice giving notice of ownership of such trademarks by the Company or its subsidiary in the marketing materials in which such name and logo appear.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth,

COMPANY:

STERLING CHECK CORP.

By:	/s/ Steven Barnett
Name: Steven Barnett
Title: EVP, Chief Legal & Risk Officer

[Signature Page to Amended and Restated Stockholders’ Agreement]

FOUNDER STOCKHOLDERS:

/s/ William Greenblatt

WILLIAM GREENBLATT

THE BRANDON T. GREENBLATT 2015 TRUST

By:	/s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

THE MAGGIE S. GREENBLATT 2015 TRUST

By:	/s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

THE STEVEN J. GREENBLATT 2015 TRUST

By:	/s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

[Signature Page to Amended and Restated Stockholders’ Agreement]

GS STOCKHOLDERS:

BROAD STREET PRINCIPAL
INVESTMENTS, L.L.C.

By:	/s/ William C. Chen
Name: William C. Chen
Title: Vice President

CHECKERS CONTROL PARTNERSHIP, L.P.

By:	Broad Street Control Advisors, L.L.C.,
its General Partner

By:	/s/ William C. Chen
Name: William C. Chen
Title: Vice President

BROAD STREET CONTROL ADVISORS, L.L.C.

By:	/s/ William C. Chen
Name: William C. Chen
Title: Vice President

[Signature Page to Amended and Restated Stockholders’ Agreement]

EXHIBIT A

TO THE

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

DATED AS OF SEPTEMBER 22, 2021

DEFINITIONS

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, contract or otherwise; provided, that no securityholder of the Company shall be deemed to be an Affiliate of any other securityholder of the Company or any of its subsidiaries solely by reason of an investment in the Company.

“Agreement” shall mean this Amended and Restated Stockholders’ Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Board of Directors” shall mean the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, or a day on which all banking institutions of New York are authorized or obligated by law or executive order to close.

“Common Stock” means all shares of common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange or conversion, consolidation or other reorganization.

“Company” shall mean Sterling Check Corp. (formerly known as Sterling Ultimate Parent Corp.), a Delaware corporation, or any successor thereto.

“Equity Securities” shall mean any shares of Common Stock and any warrants, or other rights to subscribe for or to purchase, or any options for the purchase of Common Stock, any stock or security convertible into or exchangeable for Common Stock or any other stock, security or interest in the Company whether or not convertible into or exchangeable for Common Stock, and any shares of Common Stock issued upon exercise, conversion or exchange of any such convertible security.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations promulgated by the SEC thereunder.

“Majority Registering Stockholders” shall mean the Stockholders holding a majority of the Equity Securities requested to be included in any registration or offering of Registrable Securities initiated pursuant to Section 2.2 or 2.3.

“Permitted Transferees” shall mean, as of any date of determination, (i) for any Stockholders that are individuals, (x) such Stockholders’ spouse or children (whether natural or adopted) or a trust, the beneficiaries of which are the Stockholder and/or any members of such Stockholder’s immediate family or (y) in the case of the Stockholder’s death, by will or by the laws of intestate succession to any members of the Stockholder’s immediate family or to any other Person reasonably acceptable to the Board of Directors; (ii) for any Stockholders that are entities and not individuals, any Affiliate of such Stockholder; or (iii) for GS and GS Single Asset Fund, related fund entities, partners, passive co-investors (for whom GS or its Affiliate has the right to vote and control the disposition of such co-investor’s Equity Securities) and other Affiliates of GS; provided that all Permitted Transferees shall hold any Equity Securities subject to the terms of this Agreement and, as a condition precedent to such transfers, shall be required to execute and deliver a counterpart signature page to this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental body or authority.

“Public Offering” means (i) a firm commitment underwritten public offering of shares of Common Stock, or (ii) an Underwritten Block Trade, pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Qualified IPO” means a firm commitment underwritten initial Public Offering of the Company’s Common Stock or other Equity Securities under the Securities Act for cash with gross proceeds to the Company exceeding $50 million.

“Registrable Securities” means, at any time, any Equity Securities until (i) a registration statement covering such Equity Securities has been declared effective by the SEC and such Equity Securities have been disposed of pursuant to such effective registration statement or (ii) such Equity Securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Equity Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested in accordance with the terms of this Agreement), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of the Stockholders, including one legal counsel for all of the Stockholders participating in an offering (who shall be selected by the Demanding Stockholder exercising its demand registration rights pursuant to the terms herein (or, if it is not a Demand Registration, by the Majority Registering Stockholders), (ix) fees and expenses in connection with any review by the FINRA of the underwriting arrangements or other terms of the offering and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies, (xv) out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance of the procedures set forth herein, and (xvi) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters to require in accordance with then-customary underwriting practices.

“Scheduled Stockholders” shall mean the Stockholders identified on Schedule 1 hereto.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations promulgated by the SEC thereunder.

“Underwritten Offering” means a registration of Equity Securities for offer and sale to the public under a registration statement in which Equity Securities are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

SCHEDULE 1

TO THE

AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

DATED AS OF SEPTEMBER 22, 2021

SCHEDULED STOCKHOLDERS

1.  Michael Goldman

2.  Alison and John Hawkins

3.  Andrew Hertzmark

4.  Dorothy A. Jatzen

5.  Mark Jennings

6.  Louis M. Marino

7.  Michael J. Grebe

8.  Joy Henry

9.  Amar Karvir

10.  Gurdon Blackwell

11.  Harris Bornstein

12.  Donald Carr

13.  Vincenza Caruso-Valente

14.  Archna Desai

15.  David Dickson

16.  Eric Ewald

17.  Matthew Gay

18.  Clare Hart

19.  Arie Kanofsky

20.  Melissa Kelley

21.  Thomas Eddy Klein

22.  Ronald Larson

23.  Roland Lessard

24.  Julia S. Mair

25.  Daniel O’Brien

26.  Andrew Porter

27.  Robert P. Powers

28.  Joseph Rotondo

29.  Alla Schay

30.  Richard Seldon

31.  Richard Udell

32.  Vikas Vig

33.  Damian Villegas

34.  Lance Zacker

35.  Oval Partners, LLC

36.  L. Frederick Sutherland

37.  McWain Partners, LLC

38.  Prashant Luthra

39.  Dillana Lim

40.  Todd Owens

41.  Rasta Baby Ptd Limited, as trustee for the Rasta Baby Family Trust

42.  Adam Graham

43.  Hao Dong

44.  Muzhen Li

45.  Elizabeth Fitzell